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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 15, 1999 included in Sheldahl, Inc.'s Form 10-K for the year ended August 27, 1999 and to all references to our Firm included in or made a part of this registration statement.


                                                /s/ Arthur Andersen LLP
                                                ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
July 28, 2000